SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2014

EARTH SEARCH SCIENCES, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-19566	87-0437723
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

306 Stoner Loop Road, Lakeside, MT 59922
(Address of Principal Executive Offices)

(406) 250-7750
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Earth Search Sciences, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 – Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Earth Search Sciences, Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2015. The Audit Committee determined to dismiss Malone and Bailey, LLP as the Company’s independent registered public accounting firm effective on September 12, 2014.

During the fiscal years ended March 31, 2013 and 2012 and the subsequent interim periods through September 12, 2014, there were no (a) disagreements between the Company and Malone and Bailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone and Bailey, LLP would have caused it to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events as defined in Item 304(a)(1)(v) of regulation S-K.

The Company provided Malone and Bailey, LLP a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Malone and Bailey, LLP a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with such disclosures. A copy of this letter, dated September 15, 2014 is attached as Exhibit 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2014

EARTH SEARCH SCIENCES, INC.

By:	/s/ Larry Vance
Larry Vance Chief Executive Officer